                                                                    EXHIBIT 10.4

                               IRREVOCABLE PROXY
                                      AND
                               VOTING AGREEMENT


     THIS IRREVOCABLE PROXY AND VOTING AGREEMENT (this "Agreement"), dated as of
                                                        ---------
November 23, 1998, is entered into between SPRINT CORPORATION, a Kansas corporation ("Sprint"), and TELE-COMMUNICATIONS, INC., a Delaware corporation
              ------
(the "Holder").
      ------

     WHEREAS, Sprint, the Holder, Comcast Corporation, a Pennsylvania corporation ("Comcast"), and Cox Communications, Inc., a Delaware corporation
              -------
("Cox", and together with the Holder and Comcast, the "Cable Holders") and
-----                                                  -------------
certain of their respective Subsidiaries (as defined herein) have entered into the Restructuring and Merger Agreement, dated May 26, 1998 (the "Restructuring
                                                                 -------------
Agreement"), pursuant to which such Cable Holders (directly or indirectly
---------
through Subsidiaries) will acquire shares of Series 2 PCS Stock (as defined herein) on the terms set forth in the Restructuring Agreement;

     WHEREAS, contemporaneously with the execution of this Agreement, Sprint and the Holder have entered into a Standstill Agreement, dated May 26, 1998 (the "Standstill Agreement") imposing certain restrictions on the ability of the
---------------------
Holder and its Affiliates to acquire shares of Series 1 PCS Stock (as defined herein) and other shares of the capital stock of Sprint;

     WHEREAS, Section 6.8 of the Restructuring Agreement permits the Holder and its Affiliates to acquire shares of Series 1 PCS Stock under certain circumstances, which acquisitions are permitted under the Standstill Agreement;

     WHEREAS, each share of Series 2 PCS Stock has one-tenth of the vote of each share of Series 1 PCS Stock in all matters presented for a vote of the holders of the common stock of Sprint;

     WHEREAS, Sprint is willing to permit the Holder and its Affiliates to acquire shares of the Series 1 PCS Stock in accordance with the Restructuring Agreement; based on the arrangements set forth herein (including the granting by the Holder of the irrevocable proxy contained herein);

     NOW THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Holder and Sprint (each a "Party"), intending to be legally
                                             -----
bound, hereby agree as follows:

     Section 1.  Irrevocable Proxy.
                 -----------------

          (a) Subject to paragraphs (c), (d) and (e) below, the Holder hereby grants to William T. Esrey (the "Grantee") an irrevocable proxy, with full power
                                 -------
of substitution, to exercise voting authority and authority to act by written consent over all shares of Series 1 PCS Stock Beneficially Owned by the Holder and its Affiliates, at the time of execution of this Agreement or at any time in the future (the "Proxy Shares"), on all matters submitted to a vote of all or
                 ------------
any class or classes of the holders of the Sprint Voting Securities, which proxy is irrevocable and coupled with an interest for purposes of Section 17-6502 of the Kansas General Corporation Code.

          (b) Prior to the acquisition by any Affiliate of Holder that has not previously executed and delivered to Sprint an Irrevocable Proxy under this paragraph of any shares of Series 1 PCS Stock, the Holder will cause such Affiliate to execute and deliver to Sprint the form of Irrevocable Proxy attached hereto as Exhibit A, which proxies shall (together with the proxy
                   ---------
contained in Section 1(a)) be deemed to constitute the "Proxy" for the purposes
                                                        -----
of this Agreement.

          (c) Pursuant to the Proxy, the Grantee is authorized and directed to vote the Proxy Shares for or against any matter presented for a vote of the Sprint Voting Securities in the same manner as the majority of votes that are cast with respect to such matter by the holders of Sprint Voting Securities (other than the Proxy Shares).

          (d) Notwithstanding the foregoing, the Proxy shall not be applicable with respect to any of the Proxy Shares in connection with any matter on which the holders of Series 1 PCS Stock vote pursuant to Article Sixth, Sections 3.2(d) and 3.2(f) of the Initial Charter Amendment (as defined in the Restructuring Agreement) or any successor provisions with the same effect, and the Holder shall have the power to vote the Proxy Shares in its discretion with respect to any such matter.

          (e) The Grantee's appointment hereunder shall terminate at such time as the Grantee ceases to be the Chief Executive Officer of Sprint, at which time the Proxy shall automatically be granted, without any further act by the Holder or its Affiliates, to the Grantee's successor as Chief Executive Officer of Sprint and thereafter to each subsequent successor as the Chief Executive Officer of Sprint (each of which persons shall be deemed the Grantee hereunder). At the request of Sprint from time-to-time, the Holder shall, and shall cause each of its Affiliates holding any Proxy Shares to, execute an irrevocable proxy in the form of this Agreement or Exhibit A hereto confirming the appointment of
                                 ---------
each successor Chief Executive Officer of Sprint as the Grantee for all purposes under this Agreement.

          (f) Within 10 days following the record date for each meeting of the shareholders of Sprint, the Holder shall give notice to Sprint of (i) the names of the Affiliates of the Holder that Beneficially Owned shares of Series 1 PCS Stock as of the record date and (ii) the number of shares of Series 1 PCS Stock Beneficially Owned by the Holder and each of its Affiliates as of the record date.

     Section 2.  Voting Agreement.  If the Proxy is determined to be invalid or
                 ----------------
unenforceable in any respect, or the holder of the Proxy is unable or unwilling for any reason to vote the Proxy Shares at any meeting of the stockholders of Sprint as contemplated by Section 1(c), then, except in the case of a matter described in Section 1(d), the Holder shall, and shall cause each of its Affiliates to, attend each meeting of the stockholders of Sprint for the purposes of satisfying quorum requirements and shall vote the Proxy Shares for or against any matter presented for a vote of the Sprint Voting Securities in the same manner as the majority of votes that are cast with respect to such matter by the holders of Sprint Voting Securities (other than the Proxy Shares).

     Section 3.  Termination.  The Proxy and this Agreement shall terminate on
                 -----------
the earlier to occur of (a) the consent in writing of Sprint and the Holder, (b) the termination of the Standstill Agreement and (c) the tenth anniversary of this Agreement.

     Section 4.  Certain Definitions. As used in this Agreement, the following
                 -------------------
terms shall have the meanings specified below. Any capitalized terms not otherwise defined herein shall have the meaning attributed thereto in the Restructuring Agreement.

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly, or indirectly through one or more intermediaries, Controls or is Controlled by, or is under common Control with, such Person.

     "Agreement" has the meaning set forth in the Preamble.
      ---------

     "Beneficial Owner" (including, with its correlative meanings, "Beneficially
      ----------------                                              ------------
Own" and "Beneficial Ownership"), with respect to any securities, means any
---       --------------------
Person which:

          (a) has, or any of whose Affiliates has, directly or indirectly, the sole or shared right to acquire (whether such right is exercisable immediately or only after the passage of time) such securities pursuant to any agreement, arrangement or understanding (whether or not in writing), including pursuant to the Restructuring Agreement, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise;

          (b) has, or any of whose Affiliates has, directly or indirectly, the sole or shared right to vote or dispose of (whether such right is exercisable immediately or only after the passage of time) or "beneficial ownership" of (as determined pursuant to Rule 13d-3 under the Exchange Act as in effect on the date hereof but including all such securities which a Person has the right to acquire beneficial ownership of, whether or not such right is exercisable within the 60-day period specified therein) such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing); or

          (c) has, or any of whose Affiliates has, any agreement, arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting or disposing of any securities which are Beneficially Owned, directly or indirectly, by any other Person (or any Affiliate thereof), provided
                                                                        --------
that the Restructuring Agreement shall not be deemed an agreement, arrangement or understanding contemplated by this paragraph (c).

     "Cable Holders" has the meaning set forth in the Recitals.
      -------------

     "Class A Stock" means the Class A Common Stock, par value $2.50 per share,
      -------------
of Sprint.

     "Common Stock" means the Common Stock, par value $2.50 per share, of
      ------------
Sprint.

     "Control" (including, with its correlative meanings, "Controlled by" and
      -------                                              -------------
"under common Control with") means, with respect to a Person or Group:
--------------------------

          (a) ownership by such Person or Group of Votes entitling it to exercise in the aggregate more than 50 percent of the Voting Power of the entity in question; or

          (b) possession by such Person or Group of the power, directly or indirectly, (i) to elect a majority of the board of directors (or equivalent governing body) of the entity in question; (ii) to direct or cause the direction of the management and policies of or with respect to the entity in question, whether through ownership of securities, by contract or otherwise; or (iii) with respect to a particular action or agreement, to direct or cause the direction of decisions, or veto or otherwise prevent decisions, of or with respect to the entity in question relating to such action or agreement.

     "PCS Preferred Stock" means the Preferred Stock -- Seventh Series,
      -------------------
Convertible, no par value, of Sprint.

     "PCS Stock" means the Series 1 PCS Stock, the Series 2 PCS Stock and the
      ---------
Series 3 PCS Stock.

     "Person" means an individual, a partnership, an association, a joint
      ------
venture, a corporation, a business, a trust, an unincorporated organization, a governmental authority or any other entity organized under applicable law.

     "Restructuring Agreement" has the meaning set forth in the Recitals.
      -----------------------

     "Series 1 PCS Stock" means the PCS Common Stock -- Series 1, par value
      ------------------
$1.00 per share, of Sprint, which will be created on the Closing Date by the filing of the Initial Charter Amendment, as defined in the Restructuring Agreement.

     "Series 2 PCS Stock" means the PCS Common Stock -- Series 2, par value
      ------------------
$1.00 per share, of Sprint, which will be created on the Closing Date by the filing of the Initial Charter Amendment.

     "Series 3 PCS Stock" means the PCS Common Stock -- Series 3, par value
      ------------------
$1.00 per share, of Sprint, which will be created on the Closing Date by the filing of the Initial Charter Amendment.

     "FON Stock" means the Sprint FON Group Common Stock that will be created
      ---------
upon completion of the Recapitalization, as defined in the Restructuring Agreement.

     "Sprint Voting Securities" means the Common Stock, the Class A Stock, the
      ------------------------
FON Stock, the PCS Stock, the PCS Preferred Stock and any other securities of Sprint having the right to Vote.

     "Subsidiary" means, with respect to any Person (the "Parent"), any other
      ----------                                          ------
Person in which the Parent, one or more Subsidiaries of the Parent, or the Parent and one or more of its Subsidiaries (a) have the ability, through ownership of securities individually or as a group, ordinarily, in the absence of contingencies, to elect a majority of the directors (or individuals performing similar functions) of such other Person, and (b) own more than 50% of the equity interests.

     "Transfer" means any act pursuant to which, directly or indirectly, the
      --------
ownership of assets or securities in question is sold, transferred, conveyed, delivered or otherwise disposed of.

     "Vote" means, as to any entity, the ability to cast a vote at a
      ----
stockholders' or comparable meeting of such entity with respect to the election of directors or other members of such entity's governing body; provided that
                                                               --------
with respect to Sprint only, "Vote" means the ability to exercise general voting power (as opposed to the exercise of special voting or disapproval rights) with respect to matters other than the election of directors at a meeting of the stockholders of Sprint.

     "Voting Power" means, as to any entity as of any date, the aggregate number
      ------------
of Votes outstanding as of such date in respect of such entity; provided that,
                                                                --------
with respect to PCS Stock, the Vote per share used to calculate such aggregate number of Votes shall be the Vote per share most recently established by the Board of Directors of Sprint, whether for the most recent vote of stockholders or for a vote of stockholders to be conducted in the future.

     Section 5.  Interpretation and Construction of this Agreement.  The
                 -------------------------------------------------
definitions in Section 4 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections and Exhibits shall be deemed to be references to Articles and Sections of, and Exhibits to, this

Agreement unless the context shall otherwise require. The headings of the Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context shall otherwise require or provide, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision).

     Section 6.  Notices. Except as expressly provided herein, all notices,
                 -------
consents, waivers and other communications required or permitted to be given by any provision of this Agreement shall be in writing and mailed (certified or registered mail, postage prepaid, return receipt requested) or sent by hand or overnight courier, or by facsimile transmission (with acknowledgment received and confirmation sent as provided below), charges prepaid and addressed to the intended recipient as follows, or to such other address or number as such Person may from time to time specify by like notice to the parties:

     Holder:  Tele-Communications, Inc.
               5619 DTC Parkway
               Englewood, Colorado 80111
               Telecopy:  (303) 488-3245
               Attention: General Counsel

     with a copy to:

               Baker & Botts, L.L.P.
               599 Lexington Avenue
               New York, New York 10022-6030
               Te1ecopy:  (212) 705-5125
               Attention: John L. Graham

     Sprint:   Sprint Corporation
               2330 Shawnee Mission Parkway
               East Wing
               Westwood, Kansas  66205
               Attention:  General Counsel
               Tel:  (913) 624-8440
               Fax:  (913) 624-8426

     with a copy to:

               King & Spalding
               191 Peachtree Street
               Atlanta, Georgia  30303
               Attention:  Bruce N. Hawthorne, Esq.

               Tel:  (404) 572-4903
               Fax:  (404) 572-5146

Any party may from time to time specify a different address for notices by like notice to the other parties. All notices and other communications given in accordance with the provisions of this Agreement shall be deemed to have been given and received (i) four (4) Business Days after the same are sent by certified or registered mail, postage prepaid, return receipt requested, (ii) when delivered by hand or transmitted by facsimile (with acknowledgment received and, in the case of a facsimile only, a copy of such notice is sent no later than the next Business Day by a reliable overnight courier service, with acknowledgment of receipt) or (iii) one (1) Business Day after the same are sent by a reliable overnight courier service, with acknowledgment of receipt.

     Section 7.  Assignment.  No Party will assign this Agreement or any rights,
                 ----------
interests or obligations hereunder, or delegate performance of any of its obligations hereunder, without the prior written consent of each other Party.

     Section 8.  Entire Agreement.  This Agreement (together with the Standstill
                 ----------------
Agreement and the Restructuring Agreement) embodies the entire agreement and understanding of the Parties with respect to the subject matter contained herein, provided that this provision shall not abrogate any other written
        --------
agreement between the Parties executed simultaneously with this Agreement.

     Section 9.  Waiver, Amendment, etc.  This Agreement may not be amended or
                 -----------------------
supplemented, and no waivers of or consents to departures from the provisions hereof shall be effective, unless set forth in a writing signed by, and delivered to, all the Parties. No failure or delay of any Party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

     Section 10.  Binding Agreement; No Third Party Beneficiaries.  This
                  -----------------------------------------------
Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. Nothing expressed or implied herein is intended or will be construed to confer upon or to give to any third party any rights or remedies by virtue hereof.

     Section 11.  Governing Law; Equitable Relief.
                  -------------------------------

          (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF KANSAS (REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAW).

          (B) EACH PARTY AGREES THAT MONEY DAMAGES WOULD NOT BE A SUFFICIENT REMEDY FOR THE OTHER PARTIES FOR ANY BREACH OF THIS AGREEMENT BY IT, AND THAT IN ADDITION TO ALL OTHER REMEDIES THE OTHER PARTIES MAY HAVE, THEY SHALL BE ENTITLED TO SPECIFIC PERFORMANCE AND TO INJUNCTIVE OR OTHER EQUITABLE RELIEF AS A REMEDY FOR ANY SUCH BREACH. EACH PARTY AGREES NOT TO OPPOSE THE GRANTING OF SUCH RELIEF IN THE EVENT A COURT DETERMINES THAT SUCH BREACH HAS OCCURRED, AND AGREES TO WAIVE ANY REQUIREMENT FOR THE SECURING OR POSTING OF ANY BOND IN CONNECTION WITH SUCH REMEDY.

     Section 12.  Severability.  The invalidity or unenforceability of any
                  ------------
provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by applicable law, each Party waives any provision of applicable law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the Parties to the extent possible.

     Section 13.  Counterparts.  This Agreement may be executed in one or more
                  ------------
counterparts each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Agreement.

     Section 14.  Remedies.  In addition to any other remedies which may be
                  --------
available to Sprint (including any remedies which Sprint may have at law or in equity), if the Holder or any of its Affiliates breaches any material provision of this Agreement or the Proxy, neither the Holder nor such Affiliates shall be entitled to vote any of its shares of capital stock of Sprint (or any shares into which such shares of capital stock are converted) with respect to any matter or proposal arising from, relating to or involving such breach, and no such purported vote by the Holder or any of its Affiliates on such matter shall be effective or shall be counted.

     IN WITNESS WHEREOF, Sprint and the Holder have caused their respective duly authorized officers to execute this Irrevocable Proxy and Voting Agreement as of the day and year first above written.

                              TELE-COMMUNICATIONS, INC.


                              By:  /s/ Gary S. Howard
                                 ------------------------------------
                                  Name:  Gary S. Howard
                                       ------------------------------
                                  Title: Executive Vice President
                                        -----------------------------




                              SPRINT CORPORATION


                              By:  /s/ Don A. Jensen
                                 ------------------------------------
                                  Name:  Don A. Jensen
                                       ------------------------------
                                  Title: Vice President and Secretary
                                        -----------------------------

                                                            EXHIBIT A


                                 IRREVOCABLE PROXY


     _____________________, a ____________________
[CORPORATION/PARTNERSHIP/LIMITED LIABILITY COMPANY] hereby grants to _________________ [INSERT NAME OF CHIEF EXECUTIVE OFFICER OF SPRINT] an irrevocable proxy, with full power of substitution, to exercise voting authority and authority to act by written consent over all shares of the Series 1 PCS Group Common Stock, par value $1.00, of Sprint Corporation ("Sprint") Beneficially Owned by the Holder, at the time of execution and delivery of this proxy or at any time in the future (the "Proxy Shares"), on all matters submitted to a vote of all or any class or classes of the holders of Sprint Voting Securities. This proxy is granted pursuant to the terms of the Irrevocable Proxy and Voting Agreement (the "Voting Agreement"), dated as of ________________, 1998, between Sprint and ______________, a ____________
corporation, and this proxy is irrevocable and coupled with an interest for purposes of Section 17-6502 of the Kansas General Corporation Code. This proxy is given under and subject to the terms and limitations of the Voting Agreement (including, without limitation, Sections 1(c), 1(d) and 1(e) thereof) and shall terminate simultaneously with the termination of the Voting Agreement pursuant to Section 3 thereof. Capitalized terms utilized but not defined in this proxy shall have the meaning ascribed thereto in the Voting Agreement.

     IN WITNESS WHEREOF, the undersigned has caused its duly authorized officer to execute and deliver this Irrevocable Proxy as of the ____ day of ___________,
____.

                                    [HOLDER]



                                    By: ______________________________

                                        Name: ________________________
                                        Title: _________________________